UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN

PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☒

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

SJW GROUP
(Name of Registrant as Specified In Its Charter)

CALIFORNIA WATER SERVICE GROUP
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

This filing contains the following documents issued by California Water Service Group (“California Water”) on June 1, 2018 in relation to California Water’s all-cash proposal to acquire SJW Group (“SJW”).

•      Facebook advertisements;

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•      a fact sheet regarding California Water’s rates.

Forward-Looking Statements

This filing and the following documents contain forward-looking statements within the meaning established by the Private Securities Litigation Reform Act of 1995 (“Acts”). The forward-looking statements are intended to qualify under provisions of the federal securities laws for “safe harbor” treatment established by the Act. Forward-looking statements are based on currently available information, expectations, estimates, assumptions and projections, and management’s judgment about California Water, the water utility industry and general economic conditions. Such words as would, expects, intends, plans, believes, estimates, assumes, anticipates, projects, predicts, forecasts or variations of such words or similar expressions are intended to identify forward-looking statements. The forward-looking statements are not guarantees of future performance. They are subject to uncertainty and changes in circumstances. Actual results may vary materially from what is contained in a forward-looking statement. Factors that may cause a result different than expected or anticipated include, but are not limited to: the failure to consummate the proposed transaction with SJW upon the terms set forth in California Water’s Acquisition Proposal; governmental and regulatory commissions’ decisions; changes in regulatory commissions’ policies and procedures; the timeliness of regulatory commissions’ actions concerning rate relief; changes in environmental compliance and water quality requirements; electric power interruptions; changes in customer water use patterns and the effects of conservation; the impact of weather and climate on water availability, water sales and operating results; civil disturbances or terrorist threats or acts, or apprehension about the possible future occurrences of acts of this type; labor relations matters as we negotiate with the unions; restrictive covenants in or changes to the credit ratings on our current or future debt that could increase our financing costs or affect our ability to borrow, make payments on debt or pay dividends; and, other risks and unforeseen events. When considering forward-looking statements, you should keep in mind the cautionary statements included in this paragraph, as well as our annual 10-K, Quarterly 10-Q, and other reports filed from time-to-time with the Securities and Exchange Commission. California Water assumes no obligation to provide public updates of forward-looking statements except to the extent required by law.

Important Additional Information

On May 31, 2018, California Water filed a definitive proxy statement with the Securities and Exchange Commission (the “Definitive Proxy Statement”) to solicit proxies in opposition to resolutions related to the pending merger between SJW and Connecticut Water Service, Inc.. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. All such documents, if filed, would be available free of charge at the Securities and Exchange Commission’s website (www.sec.gov) or by directing a request to Innisfree M&A Incorporated at (888) 750-5834 (banks and brokers call collect at (212) 750-5833).

Participants in the Solicitation

California Water, its directors and certain of its officers and employees may be deemed to be participants in any solicitation of SJW stockholders in connection with the proposed transaction between California Water and SJW. Information about such participants, and a description of their direct or indirect interests, by security holdings or otherwise, is included in the Definitive Proxy Statement.

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[LOGO] California Water Service June 1 at 4:00 PM Our goal is to provide safe water, friendly service, and good value to you.Customer Savings and Better Service Here's what our plan to join forces with SJW means for you.WWW.SJWVALUE.COM

[LOGO] California Water Service June 1 at 4:00 PM SJW customers, we're a local company with local people ready to serve you. Customer Savings and Better Service Here's what our plan to join forces with SJW means for you. WWW.SJWVALUE.COM

[LOGOCalifornia Water Service June 1 at 4:00 PM Our common-sense combination with SJW will offer customers a change for the better. Customer Savings and Better Service Here's what our plan to join forces with SJW means for you. WWW.SJWVALUE.COM]

California Water Service  Me' June 1 at 4:00 PM 43 Are you an SJW employee? We look forward to offering you greater opportunities. Customer Savings and Better Service Here's what our plan to join forces with SJW means for you. WWW.SJWVALUE.COM

California Water Service June 1 at 4:00 PM We're a Top Bay Area Workplace and look forward to partnering with SJW employees. Customer Savings and Better Service Here's what our plan to join forces with SJW means for you. WWW.SJWVALUE.COM

Cal Water and SJW A Common-Sense Combination

SJW Customers Cost Savings and Better Service A Common-Sense combination

SJW Customers A Larger, Stronger california-Based Company A Common-Sense combination

SJW Employees Greater Opportunities for you A Common-Sense combination

Welcome SJW Employees Cal Water, A Top Bay Area Workplace A Common-Sense combination

Water Rates in the Bay Area

Since 1926, California Water Service (California Water) has provided millions of Californians with safe, reliable, and high-quality water utility service. Today, California Water serves about two million Californians, including **400,000** in the Bay Area. Its rates are set by an **independent state agency** and reviewed by a separate **state watchdog** to ensure they reflect the **actual cost** of operating, maintaining, and upgrading its water systems.

%
62

PERCENT pay less than $90

The average water bills of 62% of California Water's customers[2] in the Bay Area[3] were less than $90 in 2017.

$
68

DOLLARS

Median monthly water bill[1] paid by California Water's Bay Area[3] customers[2] in 2017.

CALIFORNIA WATER — BAY AREA SERVICE AREAS[3] MEDIAN MONTHY WATER BILL[2]



70
60
50
40
30
20
10
0
$61.46
$54.95
$57.16
$60.08
$67.28
2013
2014
2015
2016
2017

CALIFORNIA WATER — BAY AREA SERVICE AREAS[3] 2017 AVERAGE MONTHY WATER BILL[2]



62%
7%
11%
20%
$0-$89.99
$90-$109.99
$110-$129.99
$130+

$194,000,000

Improvements[4] to water infrastructure in California Water's Bay Area service areas[2] since 2013.

California Water invests in water infrastructure improvements to ensure customers continue to receive safe, reliable, and high-quality service.

When California Water saves, customers benefit.

Because California Water's rates are set to reflect the actual cost of operating, maintaining, and upgrading its water systems, when California Water's costs decrease, so do water rates.

2017 CUSTOMER SAVINGS

$4,500,000[5]

Quality. Service. Value.®

[1] The median monthly water bill for California Water's single-family residential customers in the Bay Area with 12 months of billing history was $67.28.
[2] Single-family residential customers with 12 months of billing history.
[3] Includes California Water's Los Altos, Bayshore, and Bear Gulch service areas, where it provides water utility service in Cupertino, Mountain View, Sunnyvale, Los Altos, Los Altos Hills, San Carlos, San Mateo, South San Francisco, Portola Valley, Woodside, Atherton, Menlo Park, and Redwood City.
[4] Since 2013, California Water has completed $194,872,232 of improvements to its water systems in California Water's Los Altos, Bayshore, and Bear Gulch service areas.
[5] In 2017, California Water identified $4,578,686.70 of savings that will be shared with customers; California Water Service, Advice Letter 2259, April 14, 2017.

To learn more about California Water’s proposal to combine with San Jose Water, please visit: http://www.sjwvalue.com IMPORTANT ADDITIONAL INFORMATION AND PARTICIPANTS On May 31, 2018, California Water filed a definitive proxy statement with the Securities and Exchange Commission (the “Definitive Proxy Statement”) to solicit proxies in opposition to resolutions related to the pending merger between SJW Group and Connecticut Water Service, Inc. SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT, AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. All such documents, if filed, would be available free of charge at the Securities and Exchange Commission’s website (http://www.sec.gov) or by directing a request to Innisfree M&A Incorporated at (888) 750-5834 (banks and brokers call collect at (212) 750-5833). California Water, its directors and certain of its officers and employees may be deemed to be participants in any solicitation of SJW Group stockholders in connection with the proposed transaction between California Water and SJW Group. Information about such participants, and a description of their direct or indirect interests, by security holdings or otherwise, is included in the Definitive Proxy Statement.